Exhibit 10.29

                                   [Execution]

                           AMENDMENT NO. 3 AND CONSENT
                                       TO
                          LOAN AND SECURITY AGREEMENT

                                                       October 8, 2003

Congress Financial Corporation (Southern)
200 Galleria Parkway, Suite 1500
Atlanta, Georgia 30339

            Re:   Loan and Security Agreement, dated October 11, 2000

Ladies and Gentlemen:

      Congress Financial Corporation (Southern) ("Lender") and Valentec Wells, LLC, formerly known as Valentec International Corporation, LLC ("Valentec"), Safety Components Fabric Technologies, Inc. ("SCFT"), Automotive Safety Components International, Inc. ("Automotive International"), Automotive Safety Components International GmbH & Co. KG ("German Borrower"), Automotive Safety Components International Limited ("UK Borrower" and together with Valentec, SCFT, Automotive International and German Borrower, individually each a "Borrower" and collectively, "Borrowers"), Safety Components International, Inc. ("Safety"), ASCI Holdings Germany (DE), Inc. ("ASCI Germany"), ASCI Holdings U.K. (DE), Inc. ("ASCI UK"), ASCI Holdings Mexico (DE), Inc. ("ASCI Mexico"), ASCI Holdings Czech (DE), Inc. ("ASCI Czech"), Automotive Safety Components International, S.A. de C.V. ("Automotive Safety Mexico") and Automotive Safety Components International s.r.o. ("Automotive Safety Czech" and together with Safety, ASCI Germany, ASCI UK, ASCI Mexico, ASCI Czech and Automotive Safety Mexico, each individually a "Guarantor" and collectively, "Guarantors") have entered into financing arrangements pursuant to which Lender has made and may make loans and advances to Borrowers as set forth in the Loan and Security Agreement, dated October 11, 2000, by and among Lender, Borrowers and Guarantors, as amended by Amendment No. 1 and Consent to Loan and Security Agreement, dated as of November 2, 2001 and Amendment No. 2 to Loan and Security Agreement, dated as of October 11, 2002 (as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, the "Loan Agreement") and other agreements, documents and instruments referred to therein or at any time executed and/or delivered in connection therewith or related thereto, together with this Amendment (all of the foregoing, including the Loan Agreement, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, being collectively referred to herein as the "Financing Agreements"). Galion, Inc., an Ohio corporation ("Galion"), ceased to be a Borrower under the Loan Agreement and Lender agreed to release its security interest in and lien upon the issued and outstanding stock of Galion and all of the assets of Galion as set forth in Consent to Sale of Galion Stock, dated December 20, 2002, by and among Lender, Borrowers, Guarantors and Galion. All capitalized terms used herein shall have the meaning assigned thereto in the Loan Agreement, unless otherwise defined herein.

      Borrowers and Guarantors have requested that Lender agree to amend the Loan Agreement to, among other things, provide for the making of additional Loans and extend the Renewal Date, and Lender is willing to agree to such requests subject to the terms and conditions contained herein.

      In consideration of the forgoing and the agreements and covenants contained herein, and for other good and valuable consideration, the adequacy and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      1. Amendments

            (a) Definitions.

                  (i) Amendments to Definitions.

                        (A) The definition of "Applicable Margin" in Section 1.7 of the Loan Agreement is hereby amended by deleting the chart contained therein and replacing it with the following:

                                          Fixed Charge            Applicable Prime           Applicable
        "Excess Availability             Coverage Ratio             Rate Margin           Eurodollar Margin
        --------------------             --------------             -----------           -----------------
        (a) $15,000,000 or               Equal to or greater              0%                    1.75%
            more                         than 2.50 to 1.00

        (b) Equal to or greater          Equal to or greater              0%                    2.00%
            than $10,000,000             than 2.00 to 1.00 but
            but less than                less than 2.50 to
            $15,000,000                  1.00

        (c) Equal to or greater          Equal to or greater            .25%                    2.25%
            than $5,000,000 but          than 1.25 to 1.OO but
            less than                    less than 2.00 to
            $10,000,000                  1.00

        (d) Less than                    Less than 1.25 to              .50%                    2.50%"
            $5,000,000                   1.00

                        (B) The definition of "Eligible Accounts" in Section
1.34 of the Loan Agreement is hereby amended by:

                              (1) (x) deleting the reference to "each of TRW and
Autoliv" in clause (v) of Section 1.34(o) of the Loan Agreement replacing it with "TRW", (y) deleting the reference to "owned" and replacing it with "owed" and (z) adding a new clause (vi) on to the end of Section 1.34(o) as follows:

                  "and (vi) in the case of Autoliv, thirty-five (35%) percent of all Accounts of Borrowers owed at such time by all Account Debtors;"

                              (2) adding the following new clause (v) on to the
end of such Section as follows:

                  "(v) notwithstanding anything to the contrary set forth in subsection (p) of this Section 1.34, in the case of Breed, Autoliv, TRW and any other Account Debtor to the extent such other Account Debtor is approved in writing by Lender in its sole discretion, and so long as such Accounts are otherwise Eligible Accounts, and such Accounts either (i) meet the requirements of subsection (p) of this Section 1.34 or, (ii)
                  (A) with respect to such Account Debtors not subject to prox dating, such Accounts are not unpaid more than (1) thirty (30) days after the original due date for them, or (2) one hundred twenty (120) days after the date of the original invoice for them and (B) with respect to such Account Debtors subject to prox dating, such Accounts are not unpaid more than (1) forty-five (45) days after the original due date for them, or
                  (2) one hundred thirty-five (135) days after the original invoice date for them."

                        (C) The definition of "Excess Availability" in Section
1.44 of the Loan Agreement is hereby amended by deleting "the amount equal to:
(A) the Maximum Credit (which shall be deemed to be $35,000,000 solely for purposes of computing the Applicable Margin pursuant to Section 1.7 and the amount of Excess Availability pursuant to Sections 4.1(i), 6.3(b)(iv) and 9.9(g)(ii) hereof) minus the then outstanding amount of Loans and Letter of Credit Accommodations provided to the other Borrowers" and replacing it with "the Revolving Loan Limit of such Borrower."

                        (D) The definition of "Financing Agreements" in Section
1.55 of the Loan Agreement is hereby amended by adding the following immediately before the period at the end of such Section: ";provided, that, Financing Agreements shall not include any Hedge Agreements."

                        (E) The definition of "Indebtedness" in Section 1.65 of the Loan Agreement is hereby amended by deleting the parenthetical ("marked to market") in clause (h) thereof and adding the following parenthetical at the end of such clause before the period: "(determined in accordance with procedures customary in the relevant market and practices of the counterparty under such agreements)."

                        (F) The definition of "Interest Rate" in Section 1.71 of the Loan Agreement is hereby amended by deleting such definition in its entirety and replacing it with the following:

                  "1.71 'Interest Rate' shall mean:

                  (a) Subject to clauses (b) and (c) of this definition below:

                  (i) as to Prime Rate Loans consisting of Revolving Loans and
            Existing Term Loans, a rate equal to the Prime Rate,

                  (ii) as to Eurodollar Rate Loans consisting of Revolving Loans and Existing Term Loans, a rate equal to two (2.00%) percent per annum in excess of the Adjusted Eurodollar Rate (in each case, based on the Eurodollar Rate applicable for the Interest Period selected by a Borrower as in effect three (3) Business Days after the date of receipt by Lender of the request of such Borrower for such Eurodollar Rate Loans in accordance with the terms hereof, whether such rate is higher or lower than any rate previously quoted to such Borrower),

                  (iii) as to the New Term Loan B, a rate equal to three (3%)
            percent per annum in excess of the Prime Rate.

                  (b) Subject to clause (c) of this definition below, the
            Interest Rate payable by Borrowers in respect of Revolving Loans and Existing Term Loans (but not the New Term Loan B) shall be increased or decreased, as the case may be, (i) as to Prime Rate Loans, to the rate equal to the Applicable Margin on a per annum basis in excess of the Prime Rate, and (ii) as to Eurodollar Rate Loans, to the rate equal to the Applicable Margin on a per annum basis in excess of the Adjusted Eurodollar Rate; provided. that, the effective date of any such increase or decrease shall be the first day of the second month of each fiscal quarter (commencing with the fiscal quarter beginning September 28, 2003).

                  (c) Notwithstanding anything to the contrary contained in
            clauses (a) and (b) of this definition, the Applicable Margin otherwise used to calculate the Interest Rate for Prime Rate Loans and Eurodollar Rate Loans consisting of Revolving Loans and Existing Term Loans shall be the highest percentage set forth in the definition of the term Applicable Margin for each category of Loans (without regard to the amount of Excess Availability or the Fixed Charge Coverage Ratio) plus two (2%) percent per annum and the Interest Rate for the New Term Loan B shall be a rate equal to five (5%) percent per annum in excess of the Prime Rate, at Lender's option, (i) for the period (A) from and after the effective date of termination or non-renewal hereof until Lender has received full and final payment of all outstanding and unpaid Obligations (notwithstanding entry of a judgment against a Borrower) and (B) from and after the date of the occurrence of an Event of Default for so long as such Event of Default is continuing, and (ii) on Revolving Loans to any Borrower at any time outstanding in excess of the Borrowing Base of such Borrower or the Revolving Loan Limit of such Borrower (whether or not such excess(es) arise or are made with or without

                  Lender's knowledge or consent and whether made before or after an Event of Default).

                        (G) The definition of "Obligations" in Section 1.86 of the Loan Agreement is hereby amended by (i) inserting "(a)" immediately before "any and all Revolving Loans" and (ii) inserting the following immediately before the period at the end of such Section:

                  "and (b) for purposes only of Section 5.1 hereof and subject to the priority in right of payment set forth in Section 6.4 hereof, all obligations, liabilities and indebtedness of every kind, nature and description owing by any Borrower or Guarantor to an Affiliate of Lender arising under or pursuant to a Hedge Agreement reasonably acceptable to Lender entered into by any Borrower or Guarantor with such Affiliate after the effective date of Amendment No. 3 (and whether or not such counterparty continues to be an Affiliate of Lender after the date of the applicable Hedge Agreement); provided, that, (i) such obligations, liabilities and indebtedness shall only be included within the Obligations if, Lender shall have entered into an agreement, in form and substance satisfactory to Lender, with such Affiliate that is a counterparty to such Hedge Agreement, as acknowledged and agreed to by Borrowers and Guarantors, providing for the delivery to Lender by such counterparty of information with respect to the amount of such obligations and providing for other rights of Lender and such Affiliate in connection with such Hedge Agreement, (ii) in no event shall the party to such Hedge Agreement to whom such obligations, liabilities or indebtedness are owing be deemed a Lender for purposes hereof to the extent of and as to such obligations, liabilities or indebtedness other than for purposes of Section 5.1 hereof and (iii) in no event shall the obligations, liabilities and indebtedness arising under the Hedge Agreements arising prior to the effective date of Amendment No. 3 and listed on Exhibit A to Amendment No. 3 constitute Obligations."

                        (H) The definition of "Maximum Credit" in Section 1.80 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

                  "1.80 'Maximum Credit' shall mean the amount of US
                  $43,820,000."

                        (I) The definition of "Mortgages" in Section 1.82 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

                        "1.82 'Mortgage' shall mean the Open-End Mortgage and
                  Security Agreement, dated of even date herewith, by SCFT in favor of Lender with respect to the Real Property and related assets of SCFT located in Greenville, South Carolina, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced."

                              (J) The definition of "Reference Bank" in Section
1.103 of the Loan Agreement is hereby amended to delete the reference to "First Union National Bank" therein and to replace it with "Wachovia Bank, National Association, its successors or assigns".

                              (K) The definition of "Reserves" in Section 1.105
of the Loan Agreement is hereby amended by inserting immediately before the period at the end of clause (i) thereof the following: "; or (j) to reflect the obligations, liabilities or indebtedness (contingent or otherwise) of any Borrower or Guarantor to any Affiliate of Lender (determined in accordance with procedures customary in the relevant market and practices of such Affiliate) arising under or in connection with any Hedge Agreement of any Borrower or Guarantor with such Affiliate entered into after the effective date of Amendment No. 3 and not listed on Exhibit A to Amendment No. 3 or as such Affiliate may otherwise require in connection therewith to the extent that such obligations, liabilities or indebtedness constitute Obligations."

                              (L) The definition of "Term Promissory Note" in
Section 1.112 of the Loan Agreement is hereby amended by deleting "term promissory note, dated on or about the date hereof, made by a Borrower" and replacing it with "term promissory note made by one or more Borrowers".

                  (ii) Additional Definitions. The following terms shall have the meanings given to them below and the Loan Agreement shall be deemed and is hereby amended to include, in addition and not in limitation, the following definitions:

            "Amendment No. 3" shall mean Amendment No. 3 and Consent to Loan and Security Agreement, dated October 8, 2003, by and among Lender, Borrowers and Guarantors.

            "Annualized Factor" shall mean, with respect to the Leverage Ratio for any period, (a) 4,if such period is of one fiscal quarter, (b) 2, if such period of two fiscal quarters, (c) 4/3, if such period of three fiscal quarters and (d) 1, if such period is a period of four fiscal quarters.

            "Designated Subsidiary" shall mean ASCI Holdings Germany (DE), Inc., a Delaware corporation; provided, that, the foregoing Person shall be a Designated Subsidiary only if and for so long as such Person is (i) disregarded for purposes of the calculation of tax liability of Safety and its Subsidiaries under the Code and (ii) wholly owned, directly or indirectly, by one or more Subsidiaries of Safety which are not incorporated or formed under the laws of any State of the United States of America.

            "Excess Cash Flow" shall mean, with respect to any fiscal year, an amount equal to: (a) EBITDA of Safety and its Subsidiaries for such fiscal year, minus (b) Capital Expenditures of Safety and its Subsidiaries paid in cash during such fiscal year, minus (c) Interest Expense of Safety and its Subsidiaries paid in cash during such fiscal year, minus (d) regularly scheduled payments (as determined at the beginning of the respective period) of principal of Indebtedness for borrowed money and Indebtedness with respect to Capital Leases paid in cash during such fiscal year, minus (e) Taxes of Safety and its Subsidiaries due and owing and paid in cash in such fiscal year.

            "Existing German Borrower Term Loan" shall have the meaning set forth in Section 2.3(a) hereof.

            "Existing German Term Loan Balance" shall have the meaning set forth in Section 2.3(d) hereof.

            "Existing German Borrower Term Note" shall mean the Term Promissory Note, dated November __, 2000, made by German Borrower in favor of Lender in the original principal amount of US$1,328,000, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

            "Existing SCFT Term Loan" shall have the meaning set forth in
Section 2.3(a) hereof.

            "Existing SCFT Term Loan Balance" shall have the meaning set forth in Section 2.3(b) hereof.

            "Existing SCFT Term Note" shall mean the Term Promissory Note, dated October 11, 2000, made by SCFT in favor of Lender in the original principal amount of US$2,700,000, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

            "Existing Term Loans" shall have the meaning set forth in Section 2.3(a) hereof.

            "Existing UK Borrower Term Loan" shall have the meaning set forth in
Section 2.3(a) hereof.

            "Existing UK Borrower Term Loan Balance" shall have the meaning set forth in Section 2.3(c) hereof.

            "Existing UK Borrower Term Note" shall mean the Term Promissory Note, dated October 11, 2000, made by UK Borrower in favor of Lender in the original principal amount of US$1,020,000, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

            "Foreign Entities" shall mean all Borrowers and Guarantors which are incorporated or formed under the laws of a jurisdiction outside of the United States of America.

            "Funded Indebtedness" shall mean, with respect to Safety and its Subsidiaries, as of the date of determination thereof (without duplication), (a) all obligations of Safety or any of its Subsidiaries for borrowed money of any kind or nature, including funded debt, and with respect to any Hedge Agreements of any Borrower or Guarantor with an Affiliate of Lender (determined in accordance with procedures customary in the relevant market and practices of such Affiliate), regardless of whether the same is evidenced by any note, debenture, bond or other instrument, (b) all obligations of Safety or any of its Subsidiaries to pay the deferred purchase price of property or services (other than current trade accounts payable under normal trade terms and which arise in the ordinary course of business), (c) all obligations of Safety or any of its Subsidiaries to acquire or for the acquisition or use of any fixed asset, including obligations under Capital Leases (other than, in any such case, any portion thereof representing interest or deemed interest or payments in respect of taxes, insurance, maintenance or service), or improvements which are payable over a period longer than one year, regardless of the term thereof or the Person or Persons to whom the same are payable, (d) all Indebtedness of others to the extent guaranteed by Safety or any of its Subsidiaries and (e) all obligations of Safety or any of its Subsidiaries in respect of letters of credit, bankers acceptances or similar instruments issued or accepted by banks or other financial institutions for the account of Safety or any of its Subsidiaries; provided, that, Funded Indebtedness shall not include any obligations of Safety or any of its Subsidiaries owing to Safety or any of its other Subsidiaries.

            "Hedge Agreement" shall mean any agreement that is a rate swap agreement, basis swap, forward rate agreement, commodity swap, interest rate option, forward foreign exchange agreement, spot foreign exchange agreement, rate cap agreement, rate floor agreement, rate collar agreement, currency swap agreement, cross-currency rate swap agreement, currency option or any other similar agreement (including any option to enter into any of the foregoing or a master agreement for any the foregoing together with all supplements thereto) for the purpose of protecting against or managing exposure to fluctuations in interest or exchange rates, currency valuations or commodity prices; sometimes being collectively referred to herein as "Hedge Agreements".

            "Hildesheim Property" shall mean the Real Property of German Borrower located at Maybachstrasse 7, Hildesheim, Germany.

            "Leverage Ratio" shall mean, for any period, as of the date of determination thereof, the ratio of (a) the outstanding amount of Funded Indebtedness of Safety and its Subsidiaries as of the last day of such period to
(b) the Annualized Factor for such period multiplied by EBITDA of Safety and its Subsidiaries for such period.

            "New Term Loan B" shall mean the term loan made (or to be made) by Lender to US Borrowers as provided for in Section 2.3(e) hereof.

            "New Term Loan B Limit" shall mean an amount equal to (a)
$4,500,000 less (b) the product of (i) $125,000 multiplied by the number of months (rounded upward to the nearest full month), if any, that have elapsed during the period beginning with the date that is the six month anniversary of the affective date of Amendment No. 3 and ending on the date which the New Term Loan B is made; provided, that, the "New Term Loan B Limit" shall be $4,500,000 if (i) Borrowers request the New Term Loan B at any time after June 30, 2005,
(ii) Lender has received all of the audited and unaudited consolidated financials statements of Safety and its consolidated Subsidiaries required to be delivered to Lender on or prior to the date of such request, in accordance with
Section 9.6(a)(ii) hereof, all in form and substance satisfactory to Lender, and
(iii) (A) if such request is made at any time on or prior to June 30, 2006, the Adjusted Pre-Tax Income of Safety and its consolidated Subsidiaries shall have been not less than $8,200,000 for the fiscal year ended March 26, 2005 as reflected in such audited consolidated financial statements and (B) if such request is made at any time after June 30, 2006, the Adjusted Pre-Tax Income of Safety and its consolidated Subsidiaries shall have been not less than $8,750,000 for the fiscal year ended March 25, 2006 as reflected in such audited financial statements.

            "New Term Loan B Promissory Note" shall mean the promissory note made by US Borrowers in favor of Lender in connection with the New Term Loan B made (or to be made) pursuant to Section 2.3(e) hereof, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

            "Restated German Borrower Term Note" shall mean the Amended and Restated Term Promissory Note made by German Borrower in favor of Lender in the original principal amount of US$l,144,000, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

            "Restated SCFT Term Note" shall mean the Amended and Restated Term Promissory Note made by SCFT in favor of Lender in the original principal amount of US$2,672,000, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

            "Restated Term Notes" shall mean the collective reference to the Restated SCFT Term Note, the Restated UK Borrower Term Note and the Restated German Borrower Term Note; each sometimes individually referred to herein as a "Restated Term Note".

            "Restated UK Borrower Term Note" shall mean the Amended and Restated Term Promissory Note made by UK Borrower in favor of Lender in the original principal amount of US$504,000, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

            "Revolving Loan Limit" shall mean, as to each Borrower, at any time, the amount equal to US$35,000,000 minus the outstanding principal amount of the Revolving Loans and Letter of Credit Accommodations provided to the other Borrowers.

            "Total Debt" shall mean, on any date, all items of indebtedness or liabilities which in accordance with GAAP would be included in determining total liabilities as shown on the liabilities side of a balance sheet of a Person, excluding any trade accounts payable which are not more than thirty (30) days past due.

            "US Entities" shall mean all Borrowers and Guarantors which are incorporated or formed under the laws of a jurisdiction in the United States of America.

            (b) Revolving Loans.

                  (i) Section 2.l(a) of the Loan Agreement is hereby amended by deleting "Loan Limit" and replacing it with "Revolving Loan Limit".

                  (ii) Section 2.1 (c) of the Loan Agreement is hereby amended by (A) deleting "and (iii)" and replacing it with ", (iii) the aggregate principal amount of Revolving Loans and Letter of Credit Accommodations outstanding at any time to each Borrower shall not exceed the lesser of the Revolving Loan Limit of such Borrower or the Borrowing Base of such Borrower,
(iv) the aggregate principal amount of Loans and Letter of Credit Accommodations outstanding any time to each Borrower shall not exceed the Loan Limit of such Borrower and (v) and (B) inserting immediately after "the Maximum Credit as at any time in effect," the following phrase: "or the aggregate principal amount of Revolving Loans and Letter of Credit Accommodations outstanding at any time to each Borrower exceeds the Revolving Loan Limit of such Borrower or the Borrowing Base of such Borrower,".

            (c) Letter of Credit Accommodations.

                  (i) Section 2.2(b) of the Loan Agreement is hereby amended by deleting "percent per annum or such daily outstanding balance" and replacing it with "percent per annum on such daily outstanding balance".

                  (ii) Section 2.2(d) of the Loan Agreement is hereby amended by deleting "US$3,000,000" and replacing it with "US$5,000,000".

            (d) Term Loans. Section 2.3 of the Loan Agreement is hereby amended by deleting such Section in its entirety and replacing it with the following:

                  "2.3 Term Loans.

                        (a) Prior to the date of Amendment No. 3, subject to and
                  upon the terms and conditions contained herein, Lender made Term Loans to (i) SCFT in the original principal amount of US$2,700,000 (the "Existing SCFT Term Loan"), (ii) Valentec International in the original principal amount of US$887,000,
                  (iii) UK Borrower in the original principal amount of US$1,020,000 (the "Existing UK Borrower Term Loan") and (iv) German Borrower in the original principal amount of US$1,328,000 (the "Existing German Borrower Term Loan" and, together with the Existing SCFT Term Loan and the Existing UK Borrower Term Loan, the "Existing Term Loans").

                        (b) SCFT hereby acknowledges, confirms and agrees that,
                  as of the date of Amendment No. 3 and immediately before giving effect to Amendment No. 3, SCFT is indebted to Lender for the Obligations evidenced by the Existing SCFT Term Note in the principal amount equal to US$1,080,000 (the "Existing SCFT Term Loan Balance"), plus accrued interest and fees thereon. On the effective date of Amendment No. 3, subject to the terms and conditions contained herein and in the other Financing Agreements, Lender agrees to fund an additional Term Loan to SCFT in the original principal amount of US$1,592,000 which, together with the Existing SCFT Term Loan Balance, shall be consolidated and evidenced by and be due and payable pursuant to the terms of the Restated SCFT Term Note.

                        (c) UK Borrower hereby acknowledges, confirms and agrees
                  that, as of the date of Amendment No. 3, UK Borrower is indebted to Lender for the Obligations evidenced by the Existing UK Borrower Term Note in the principal amount equal to US$313,200 (the "Existing UK Borrower Term Loan Balance"), plus accrued interest and fees thereon. On the effective date of Amendment No. 3, subject to the terms and conditions contained herein and in the other Financing Agreements, Lender agrees to fund an additional Term Loan to UK Borrower in the original principal amount of US$190,800 which, together with the Existing UK Borrower Term Loan Balance, shall be consolidated and evidenced by and be due and payable pursuant to the terms of the Restated UK Borrower Term Note.

                        (d) German Borrower hereby acknowledges, confirms and
                  agrees that, as of the date of Amendment No. 3 and immediately before giving effect to Amendment No. 3, German Borrower is indebted to Lender for the Obligations evidenced by the Existing German Borrower Term Note in the original principal amount equal to US$590,104 (the "Existing German Borrower Term Loan Balance"), plus accrued interest and fees thereon. On the effective date of Amendment No. 3, subject to the terms and conditions contained herein and in the other Financing Agreements, Lender agrees to fund an additional term loan to German Borrower in the original principal amount of US$553,896 which, together with the Existing German Borrower Term Loan Balance, shall be consolidated and evidenced by and be due and payable pursuant to the terms of the Restated German Borrower Term Note.

                        (e) Subject to the terms and conditions contained herein
                  (including, without limitation, Section 4.4 hereof) and upon the request of SCFT, Lender agrees to make a one-time Term Loan to US Borrowers on a joint and several basis, in an amount not to exceed US$4,500,000 at any time commencing upon the effective date of Amendment No. 3 to but excluding the Renewal Date, which shall be evidenced by and be due and payable pursuant to the New Term Loan B Promissory Note and shall be secured by all of the Collateral.

                        (f) Each of the Existing Term Loans (as consolidated
                  with the additional Term Loans made in accordance with Sections 2.3(b) through (d) hereof) is (i) evidenced by a Restated Term Note in the original principal amount thereof (as so consolidated), duly executed and delivered by the applicable Borrower, (ii) to be repaid, together with interest and other amounts, in accordance with this Agreement, such Restated Term Note and the other Financing Agreements and
                  (iii) secured by the Collateral. The principal amount of each of the Existing Term Loans (as consolidated with the additional Term Loans made in accordance with Sections 2.3(b) through (d) hereof) shall be repaid in sixty (60) equal and consecutive monthly installments (or earlier as provided herein) payable on the first day of each month commencing November 1, 2003; provided, that, the entire unpaid principal amount of each Existing Term Loan (as so consolidated) and all accrued and unpaid interest thereon shall be due and payable upon the effective date of termination or non-renewal of the Financing Agreements. The amount of each such monthly installment shall be equal to US$44,533 with respect to the Existing Term Loan (as so consolidated) to SCFT, US$8,400 with respect to the Existing Term Loan (as so consolidated) to UK Borrower and US$19,067 with respect to the Existing Term Loan (as so consolidated) to German Borrower.

                        (g) The principal amount of the New Term Loan B shall be
                  repaid in thirty-six (36) equal and consecutive monthly installments (or earlier as provided herein) in the amount of one-thirty sixth of the original principal amount of the New Term Loan B payable on the first day of each month commencing with the first full month immediately following the date on which the New Term Loan B is made; provided, that, the entire outstanding principal amount of the New Term Loan B and all accrued and unpaid interest thereon shall become due and payable upon the effective date of termination or non-renewal of the Financing Agreements.

                        (h) The Restated SCFT Term Note shall supercede,
                  replace, amend and restate the Existing SCFT Term Note. The Restated UK Borrower Term Note shall supercede, replace, amend and restate the Existing UK Borrower Term Note. The Restated German Borrower Term Note shall supercede, replace, amend and restate the Existing German Borrower Term Note. The amendment and restatement contained in each of the Restated Term Notes shall not, in any manner, be construed to constitute payment of, or impair, limit, cancel or extinguish, or constitute a novation in respect of, any of the Obligations evidenced by or arising under the Financing Agreements, and the liens and security interests securing such Obligations shall not in any manner be impaired, limited, terminated, waived or released."

            (e) Mandatory Prepayments. Section 2.4 of the Loan Agreement is hereby amended by deleting such Section in its entirety and replacing it with the following:

                        "2.4 Mandatory Prepayments. Notwithstanding anything to
                  the contrary contained in Section 2.3 hereof, not later than ninety-five (95) days after the end of each fiscal year of Safety and its Subsidiaries, commencing with the fiscal year ending March 27, 2004, Borrowers shall prepay the New Term Loan B in an amount equal to fifty (50%) percent of the Excess Cash Flow for such fiscal year, together with interest to such date on the amount prepaid. Amounts prepaid pursuant to this Section shall be applied to the installments of the New Term Loan B in the inverse order of maturity. Amounts so prepaid may not be reborrowed."

            (f) Interest. Section 3.l(b) of the Loan Agreement is hereby amended by adding the following sentence at the beginning of such Section: "The New
Term Loan B shall at all times be a Prime Rate Loan".

            (g) Conditions Precedent to New Term Loan B. Section 4 of the Loan Agreement is hereby amended by adding the following at the end of such Section:

                        "4.4 Conditions Precedent to New Term Loan B. Unless the
                  New Term Loan B is made on the effective date of Amendment No. 3, each of the following is an additional condition precedent to Lender making the New Term Loan B (in addition to any other condition precedent set forth in this Agreement):

                        (a)(i) The sum of (A) the amount of the New Term Loan B
                  requested to be borrowed by Borrowers plus (B) the Total Debt of Safety and its Subsidiaries as set forth in the financial statements most recently delivered by Borrowers to Lender pursuant to Section 9.6(a) hereof, together with the related certification of the chief financial officer of Safety required under Section 9.6(a), shall not exceed (ii) four multiplied by the difference between (A) EBITDA of Safety and its Subsidiaries for the most recently ended twelve-month period as set forth in the financial statements most recently delivered by Borrowers to Lender pursuant to Section 9.6(a) hereof, together with the related certification of the chief financial officer of Safety required under Section 9.6(a) thereof and (B) the Capital Expenditures of Safety and its Subsidiaries during the most recent twelve-month period as set forth in such financial statements;

                        (b) the amount of the New Term Loan B requested to be
                  borrowed by the Borrowers shall not exceed the lesser of (i) ten (10%) percent of the Maximum Credit or (ii) twenty-five (25%) percent of the Adjusted Tangible Net Worth of Safety and its Subsidiaries;

                        (c) on the date the New Term Loan B is borrowed and
                  immediately after giving effect thereto, the aggregate Excess Availability of Borrowers shall not be less than the US Dollar Equivalent of US$10,000,000;

                        (d) if the New Term Loan B is borrowed after the six
                  month anniversary of the effective date of Amendment No. 3, the amount of the New Term Loan B requested to be borrowed by the Borrowers shall not exceed the New Term Loan B Limit; and

                        (e) if the New Term Loan B is borrowed after the six
                  month anniversary of the effective date of Amendment No. 3, Lender shall have received financial projections of Safety and its Subsidiaries (including but not limited to, any purchase order and backlog information as Lender may reasonably request) for the succeeding two year period (prepared on a quarterly basis), which shall be in form and substance satisfactory to Lender, and which demonstrate that Safety and its Subsidiaries will be in compliance with all of the financial covenants set forth in Section 9.16 hereof during such two year period, together with a certificate executed by the Chief Financial Officer of Safety, certifying that such projections indicate that Safety and its Subsidiaries will be in compliance with all of the financial covenants set forth in
                  Section 9.16 hereof during such two year period and that such projections and the assumptions set forth therein are reasonable in light of all facts and circumstances known to such Chief Financial Officer at the time of the delivery of such projectons to Lender."

            (h) Payments. Section 6.4 of the Loan Agreement is hereby amended by deleting clauses third and fourth from the second sentence of such Section and replacing them with the following:

                  "third, to pay or prepay principal due in respect of the Loans and to pay Obligations arising under or pursuant to any Hedge Agreement of Borrowers or Guarantors with an Affiliate of Lender (up to the amount of any then effective Reserve established in respect of such Obligations), on a pro rata basis; fourth, to pay or prepay any other Obligations (excluding Obligations arising under or pursuant to any Hedge Agreement); and fifth, to pay any Obligations arising under or pursuant to any Hedge Agreement between any Borrower or Guarantor and an Affiliate of Lender (except to the extent provided for in clause third above);"

      (i) Collateral Reporting. Section 7.1(d) of the Loan Agreement is hereby amended by deleting "shipper or Lender" and replacing it with "shipper or agent."

      (i) Inventory Covenants. Section 7.3(d) of the Loan Agreement is hereby amended by deleting such Section and replacing it with the following:

                  (d) upon Lender's request, Borrowers shall, at their expense, no more than once in any twelve (12) month period, but at any time or times as Lender may request if an Event of Default shall exist or the aggregate Excess Availability of Borrowers shall be less than the US Dollar Equivalent of US$5,000,000, deliver or cause to be delivered to Lender written reports or appraisals as to the Inventory in form, scope and methodology reasonably acceptable to Lender and by an appraiser acceptable to Lender, addressed to Lender, and upon which Lender is expressly permitted to rely;"

      (k) Subsidiaries. Section 8.1 of the Loan Agreement is hereby amended by adding the following after the period at the end of such Section: "No Designated Subsidiary operates any business or owns any material assets other than the shares of capital stock in its Subsidiaries."

      (l) Financial Statements. (i) Section 9.6 of the Loan Agreement is hereby amended by deleting clause (a) of such Section in its entirety and replacing it with the following:

                        "(a) Each Borrower and Guarantor shall, and shall cause
                  any Subsidiary to, keep proper books and records in which true and complete entries shall be made of all dealings or transactions of or in relation to the Collateral and the businesses of Borrowers and Guarantors and their Subsidiaries in accordance with GAAP and Borrowers and Guarantors shall furnish or cause to be furnished to Lender: (i) within thirty
                  (30) days after the end of each fiscal month, monthly unaudited consolidated financial statements and unaudited consolidating financial statements

                  (including in each case balance sheets and statements of income and loss on a consolidating basis), all in reasonable detail, fairly presenting in all material respects the financial position and the results of the operations of Safety and its consolidated Subsidiaries as of the end of and through such fiscal month, accompanied by a compliance certificate substantially in the form of Exhibit D hereto, along with a schedule in form and substance satisfactory to Lender of the calculations used in determining, as of the end of such month, whether Borrowers and Guarantors are in compliance with the covenants set forth in Section 9.16 hereof, along with a schedule in form and substance satisfactory to Lender of the calculations used in determining the Fixed Charge Coverage Ratio as of the last day of the immediately preceding Test Period and (ii) within ninety five (95) days after the end of each fiscal year, audited consolidated financial statements and unaudited consolidating financial statements of Safety and its consolidated Subsidiaries (including in each case balance sheets, statements of income and loss, statements of cash flow and statements of shareholders' equity), and the accompanying notes thereto, all in reasonable detail, fairly presenting in all material respects the financial position and the results of the operations of Safety and its consolidated Subsidiaries as of the end of and for such fiscal year, together with the opinion of independent certified public or chartered accountants, as appropriate, which accountants shall be an independent accounting firm selected by Borrowers and reasonably acceptable to Lender, that such financial statements have been prepared in accordance with GAAP, and present fairly in all material respects the results of operations and financial condition of Safety and its consolidated Subsidiaries as of the end of and for the fiscal year then ended, accompanied by a compliance certificate substantially in the form of Exhibit D hereto, along with a schedule in form and substance satisfactory to Lender of the calculations used in determining, as of the end of such year, whether Borrowers and Guarantors are in compliance with the covenants set forth in Section 9.16 hereof, along with a schedule in form and substance satisfactory to Lender of the calculations used in determining the Fixed Charge Coverage Ratio as of the last day of the immediately preceding Test Period, along with a schedule in form and substance satisfactory to Lender of the calculations used in determining the amount of Excess Cash Flow for such fiscal year. Notwithstanding anything to the contrary herein, if the outstanding principal amount of the New Term Loan B is zero on the date on which such certification is required to be delivered, then no certification (or related calculation) with respect to the matters set forth in Sections 9.16(b) through
                  (e) hereof shall be required to be delivered pursuant to this
                  Section 9.6(a)."

                  (ii) Section 9.6(d) of the Loan Agreement is hereby amended by inserting the following phrase immediately before the period at the end of the first sentence of such Section: "(including, without limitation, information with respect to Indebtedness permitted under Section 9.9(e) hereof)."

            (m) Sale of Assets.

                  (i) Section 9.7(c)(ii) of the Loan Agreement is hereby amended by deleting such clause in its entirety and replacing it with "(ii) the disposition or transfer (which may include transfers or dispositions to an Affiliate of Safety subject to the provisions of Section 9.12 hereof) of worn-out or obsolete Equipment so long as any proceeds are paid to Lender for application to the Obligations and such dispositions or transfers do not involve Equipment having an aggregate fair market value in excess of $5,000,000 for all such Equipment so disposed of or transferred in any fiscal year."

                  (ii) Section 9.7(c)(iv)(A) of the Loan Agreement is hereby amended by deleting "first, the Term Loans (if any) in the inverse order of maturity and second, the Revolving Loans" and replacing it with "first, the New Term Loan B (if any) in the inverse order of maturity, second, the Existing Term Loans in the inverse order of maturity and third, the Revolving Loans."

                  (iii) Section 9.7(c) of the Loan Agreement is hereby amended by adding a new Subsection (v) on to the end thereof as follows:

                        "and (v) the voluntary termination by any Borrower or
                  Guarantor of any Hedge Agreement".

            (n) Encumbrances.

                  (i) Section 9.8(f) of the Loan Agreement is hereby amended by deleting "US$l,000,000" and replacing it with "US$2,000,000".

                  (ii) Section 9.8(i) of the Loan Agreement is hereby amended by deleting such Section and replacing it with the following:

                        "(i) [Intentionally Deleted]; and"

      (o) Hedge Agreements. Section 9.9 of the Loan Agreement is hereby amended by deleting clause (e) of such Section and replacing it with the following:

                  (e) Indebtedness of Borrowers or Guarantors or any of their respective Subsidiaries under or pursuant to any Hedge Agreement entered into in the ordinary course of business; provided, that, (i) such arrangements are with banks or other financial institutions that have combined capital and surplus and undivided profits of not less than the US Dollar Equivalent of US$250,000,000 and are not for speculative purposes and (ii) such Indebtedness shall be unsecured except to the extent such Indebtedness constitutes Obligations as provided herein;

            (p) Indebtedness.

                  (i) Section 9.9(g) of the Loan Agreement is hereby amended by deleting such Section and replacing it with the following:

                  "(g) [Intentionally Deleted]; and"

                  (ii) Section 9.9 of the Loan Agreement is hereby amended by
(a) deleting the period at the end of the clause (h) thereof and replacing it with ";and" and (b) adding at the end of such Section a new clause (i) as follows:

                        (i) the unsecured Indebtedness of any Borrower or
                  Guarantor permitted under Sections 9.10(s) and 9.lO(t) hereof."

            (q) Loans, Investments and Guarantees.

                  (i) Section 9.10 of the Loan Agreement is hereby amended by deleting clause (j) of such Section and replacing it with the following:

                        "(i) any investments of any Borrower, Guarantor or any
                  of their respective Subsidiaries in Hedge Agreements permitted under Section 9.9(e); provided, that, such arrangements are with banks and other financial institutions that have combined capital and surplus and undivided profits of not less than the US Dollar Equivalent of US$250,000,000 and are not for speculative purposes;"

                  (ii) Section 9.10(n) of the Loan Agreement is hereby amended by (A) deleting "$500,000" and replacing it with "the US Dollar Equivalent of US$5,000,000".

                  (iii) Section 9.10 of the Loan Agreement is hereby amended by
(1) deleting the period at the end of clause (9) thereof and replacing it with a semicolon and (2) adding at the end of such Section the following:

                        "(r) any unsecured guaranties by Safety in favor of
                  Wachovia Bank, National Association or any of its Affiliates of any unsecured Indebtedness of any Borrower or other Guarantor owing to Wachovia Bank, National Association or any of its Affiliates to the extent such Indebtedness is permitted under Section 9.9(e) hereof;

                        (s) investments after the date hereof by any Borrower or
                  Guarantor by capital contribution in any direct wholly-owned Subsidiary of such Borrower or Guarantor, or the formation or acquisition after the date hereof by any Borrower or Guarantor of any direct wholly-owned Subsidiary of such Borrower or Guarantor after the date hereof; provided, that, as to any such investments, or the formation or acquisition of any such Subsidiary, each of the following conditions is satisfied as determined by Lender:

                              (i) as of the date of any such investment or the
                  formation or acquisition of such Subsidiary or any payments in connection with the formation or acquisition of such Subsidiary, and in each case after giving effect thereto, no Event of Default shall exist or have occurred and be continuing,

                              (ii) as of the date of any such investment or the
                  formation or acquisition of such Subsidiary or any payments in connection with the formation or acquisition of such Subsidiary, and in each case after giving effect thereto, the average aggregate Excess Availability of Borrowers for the immediately preceding ninety (90) days shall have been not less than the US Dollar Equivalent of US$7,000,000 and as of the date of any such investment or formation or acquisition or any payment in connection therewith and after giving effect thereto, the aggregate Excess Availability of Borrowers shall be not less than the US Dollar Equivalent of US$7,000,000,

                              (iii) the Person receiving such investment or the
                  Subsidiary formed or acquired, as the case may be, shall be engaged in a business substantially related, ancillary or complementary to the business of Borrowers or Guarantors permitted in this Agreement,

                              (iv) in the case of an investment by capital
                  contribution, at Lender's option, the original stock certificate or other instrument evidencing such capital contribution (or such other evidence as may be issued in the case of a limited liability company or an entity incorporated or formed under the laws of a jurisdiction outside of the United States of America), if any, shall be promptly delivered to Lender, together with such stock power, assignment or endorsement as Lender may reasonably request, and promptly upon Lender's request, the Borrower or Guarantor making such investment shall execute and deliver to Lender a pledge and security agreement, in form and substance satisfactory to Lender, granting to Lender a first priority pledge of, security interest in and lien upon all (which, in the case of a pledge subject to the provisions of Section 5.2(ii), shall not exceed sixty-five (65%) percent) of the issued and outstanding shares of such stock or other instrument or interest (and, in the case of a limited liability company or an entity incorporated or formed under the laws of a jurisdiction outside of the United States of America, take such other actions as Lender shall require with respect to Lender's security interests therein); provided, that, any Person which is not incorporated or formed under the laws of any State of the United States of America or any Designated Subsidiary shall not be liable for, or be required to execute a guarantee of, nor be deemed a guarantor of, the Obligations of any US Borrower nor shall any of such Person's assets secure the Obligations of any other Borrower or Obligor except that this proviso shall not preclude any Subsidiary of Safety from guaranteeing, and being a guarantor of, and pledging its assets to secure, the Obligations of its direct or indirect Subsidiaries and any Subsidiary of Safety which is not incorporated under the laws of any State of the United States of America,

                              (v) in the case of the formation or acquisition by
                  a Borrower or Guarantor of any Subsidiary, as to any such Subsidiary, (A) the Borrower or Guarantor forming such Subsidiary shall cause any such Subsidiary to execute and deliver to Lender, the following (each in form and substance reasonably satisfactory to Lender), (1) an absolute and unconditional guarantee of payment of the Obligations, (2) a security or similar agreement granting to Lender a first priority security interest and lien (except as otherwise consented to in writing by Lender) upon all of the assets of any such

                  Subsidiary, and (3) such other agreements, documents and instruments as Lender may reasonably require, including, but not limited to, supplements and amendments hereto and other loan agreements or instruments evidencing Indebtedness of such new Subsidiary to Lender and (B) the Borrower or Guarantor forming such Subsidiary shall (1) execute and deliver to Lender, a pledge and security agreement, in form and substance reasonably satisfactory to Lender, granting to Lender a first priority pledge of and lien on all (or, in the case of a pledge subject to the provisions of Section 5.2(ii), 65%) of the issued and outstanding shares of Capital Stock of any such Subsidiary, and (C) deliver the original stock certificates evidencing such shares of Capital Stock (or such other evidence as may be issued in the case of a limited liability company or an entity incorporated or formed under the laws of a jurisdiction outside of the United States of America), together with stock powers with respect thereto duly executed in blank (or the equivalent thereof in the case of a limited liability company in which such interests are certificated or an entity incorporated or formed under the laws of a jurisdiction outside of the United States of America), or otherwise take such actions as Lender shall reasonably require with respect to Lender's security interests therein); provided, that, in no event shall any Person which is not incorporated or formed under the laws of a jurisdiction in the United States of America or any Designated Subsidiary be required to guaranty or pledge its assets to secure the Obligations of US Borrowers,

                              (vi) the aggregate amount paid or payable by
                  Borrowers and Guarantors in connection with any such investment, formation or acquisition, plus the aggregate amount paid or payable by Borrowers or Guarantors in connection with the purchase of any assets or property permitted under Section 9.1O(t) hereof, shall not exceed (A) the US Dollar Equivalent of US$5,000,000 in cash during any fiscal year plus (B) the US Dollar Equivalent of US$2,000,000 during any fiscal year in the form of unsecured promissory notes issued by Borrowers and Guarantors incurred in connection with such investments, formations, acquisitions under this Section 9.1O(s) or purchases permitted under
                  Section 9.10(t) hereof, so long as such unsecured promissory notes shall be on terms and conditions in all respects acceptable to Lender and Borrowers and Guarantors shall deliver such further information, and any agreements, documents and instruments with respect to such unsecured promissory notes as Lender may reasonably request, and

                              (vii) Lender shall have received (A) not less than
                  six (6) Business Days' prior written notice thereof setting forth in reasonable detail the nature and terms thereof, (B) true, correct and complete copies of all material agreements, documents and instruments relating thereto and (C) such other information with respect thereto as Lender may reasonably request; and

                        (t) the purchase by any Borrower or Guarantor of all or
                  a substantial part of the assets or property (other than Capital Stock) of any Person, provided, that, each of the following conditions is satisfied as determined by Lender:

                              (i) as of the date of such purchase and after
                  giving effect thereto, no Event of Default shall exist or have occurred and be continuing,

                              (ii) as of the date of any payment in connection
                  with such purchase and after giving effect thereto, the average aggregate Excess Availability of Borrowers for the immediately preceding ninety (90) days shall have been not less than the US Dollar Equivalent of US$7,000,000 and as of the date of any such payment and after giving effect thereto, the aggregate Excess Availability of Borrowers shall be not less than the US Dollar Equivalent of US$7,000,000,

                              (iii) Lender shall have received not less than six
                  (6) Business Days' prior written notice of the proposed purchase and such information with respect thereto as Lender may reasonably request, including (A) the proposed date and amount of such purchase, (B) a proposed list and description of the assets to be purchased, and (C) the total proposed purchase price for the assets to be purchased (and the terms of payment of such purchase price),

                              (iv) promptly upon Lender's request, the Borrower
                  or Guarantor purchasing such assets shall deliver, or cause to be delivered to Lender, true, correct and complete copies of all material agreements, documents and instruments relating to such purchase,

                              (v) the assets being acquired by any Borrower or
                  Guarantor shall be substantially consistent with, and related, ancillary or complementary to, the business of Borrowers or Guarantors permitted in this Agreement,

                              (vi) the assets acquired by any Borrower or
                  Guarantor shall be free and clear of any security interest, mortgage, pledge, lien, charge or other encumbrance (other than those permitted in this Agreement) and Lender shall have received evidence satisfactory to it of the same,

                              (vii) the acquisition by any Borrower or Guarantor
                  of such assets shall not violate in any material respect any law or regulation or any order or decree of any court or Governmental Authority and shall not and will not conflict in any material respect with or result in the breach of, or constitute a default under, any material agreement, document or instrument to which such Borrower or Guarantor or any Affiliate is a party or may be bound, or result in the creation or imposition of, or the obligation to grant, any lien, charge or encumbrance upon any of the property of such Borrower or Guarantor or violate any provision of the certificate of incorporation, by-laws, certificate of formation, operating agreement or other organizational documentation of such Borrower or Guarantor,

                              (viii) such purchase shall be in a bona fide arms'
                  length transaction with a person that is not an Affiliate of any Borrower or Guarantor,

                              (ix) no Borrower or Guarantor shall become
                  obligated with respect to any Indebtedness, nor shall any of its property become subject to any security interest or lien, pursuant to such acquisition unless such Borrower or Guarantor could incur such Indebtedness or create such security interest or lien hereunder or under the other Financing Agreements; provided, that, Borrowers or Guarantors may incur unsecured Indebtedness as evidenced by promissory notes to the seller of the assets being acquired, in the aggregate amount in any fiscal year not to exceed the US Dollar Equivalent of US$2,000,000 (minus any unsecured Indebtedness incurred pursuant to Section 9.1O(s)(vi) hereof) so long as such unsecured Indebtedness is on terms and conditions in all respects acceptable to Lender and Borrowers and Guarantors shall deliver such further information, and any agreements, documents and instruments with respect to such Indebtedness as Lender may reasonably request,

                              (x) Lender shall have received, in form and
                  substance satisfactory to Lender, (A) evidence that Lender has valid and perfected security interests in and liens upon all purchased assets, (B) UCC financing statements or other similar registrations, (C) all Collateral Access Agreements and other consents, waivers, acknowledgments and other agreements from third persons which Lender may reasonably deem necessary or desirable in order to permit, protect and perfect its security interests in and liens upon the assets purchased,
                  (D) the agreement of the seller consenting to the collateral assignment by the Borrower or Guarantor purchasing such assets of all rights and remedies and claims for damages of such Borrower or Guarantor relating to the Collateral under the agreements, documents and instruments relating to such acquisition and (E) such other agreements, documents and instruments as Lender may reasonably request in connection therewith,

                              (xi) the aggregate amount paid or payable by
                  Borrowers and Guarantors in connection with any such purchase, plus the aggregate amount paid or payable in connection with any investment, formation or acquisition permitted under
                  Section 9.10(s) hereof, shall not exceed (A) the US Dollar Equivalent of US$5,000,000 in cash during any fiscal year plus
                  (B) the US Dollar Equivalent of US$2,000,000 during any fiscal year in the form of unsecured promissory notes issued by Borrowers and Guarantors incurred in connection with such investments, formations, acquisitions under Section 9.10(s) hereof or purchases under this Section 9.lO(t), so long as such unsecured promissory notes shall be on terms and conditions in all respects acceptable to Lender and Borrowers and Guarantors shall deliver such further information, and any agreements, documents and instruments with respect to such unsecured promissory notes as Lender may reasonably request, and

                              (xii) in no event shall any Accounts or Inventory
                  so acquired by any Borrower pursuant to any such purchase be deemed Eligible Accounts or Eligible Inventory unless and until Lender, at its option, shall have conducted a field examination with respect thereto (and at Lender's option, at Borrowers' expense, obtained an appraisal of such Inventory by an appraiser reasonably acceptable to Lender and in form, scope and methodology reasonably acceptable to Lender and addressed to Lender and upon which Lender is expressly permitted to rely, which appraisal shall be in addition to any appraisals which Lender may obtain pursuant to Section 7.3 hereof) and then only to the extent the criteria for Eligible Accounts and Eligible Inventory set forth herein are satisfied with respect thereto in accordance with this Agreement (or such other or additional criteria as Lender may, at its option, establish with respect thereto in accordance with this Agreement and subject to such Reserves as Lender may establish in accordance with this Agreement), and upon the request of Lender the Accounts and Inventory acquired by such Borrower or Guarantor pursuant to such purchase shall at all times after such acquisition be separately identified and reported to Lender in a manner satisfactory to Lender."

            (r) Dividends and Redemptions. Section 9.11 of the Loan Agreement is hereby amended by deleting "any Subsidiary of a Borrower or Guarantor may pay dividends or other distributions to such Borrower or Guarantor" and replacing it with the following:

                  "for the following:

                        (a) any Subsidiary of a Borrower or Guarantor may pay
                  dividends or other distributions to such Borrower or Guarantor;

                        (b) not later than thirty (30) days after the effective
                  date of Amendment No. 3, Safety may pay cash dividends, from funds legally available therefor, to its shareholders and may repurchase shares of its Capital Stock for cash from its shareholders, provided, that, with respect to the payment of such dividend or the payment in respect of such repurchase (A) as of the date of such payment and after giving effect thereto, no Event of Default shall have occurred and be continuing, (B) as of the date of any such payment and after giving effect thereto, and after giving effect to all other Loans and financial accommodations to be provided on the effective date of Amendment No. 3, the aggregate Excess Availability of Borrowers shall not be less than the US Dollar Equivalent of US$10,000,000 and (C) such dividend or repurchase is not violation of applicable law or any agreement to which Safety is a party or by which Safety is bound; and

                        (c) not earlier than one hundred (100) days after the
                  end of each fiscal year of Safety and its Subsidiaries, commencing with the fiscal year ending March 26, 2005, Safety may pay cash dividends, from funds legally available therefor, to its shareholders and may repurchase shares of its Capital Stock for cash from its shareholders in an aggregate amount not to exceed US$4,500,000 (or, if the outstanding principal amount of the New Term Loan B is greater than zero, US$1,000,000) during any fiscal year; provided, that, with respect to the payment of any such dividend or the payment in respect of any such repurchase (A) as of the date of any such payment and after giving effect thereto, no Event of Default shall have occurred and be continuing, (B) as of the date of any such payment and after giving effect thereto, the aggregate Excess Availability of Borrowers shall not be less than the US Dollar Equivalent of US$7,000,000 (or, if the outstanding amount of the New

                  Term Loan B is greater than zero, US$l0,000,000) and the aggregate Excess Availability of Borrowers for each of the ninety consecutive days prior to the date of any such payment shall not be less than the US Dollar Equivalent of US$7,000,000 (or, if the outstanding principal amount of the New Term Loan B is greater than zero, US$10,000,000) and (C) such dividend or repurchase is not in violation of applicable law or any agreement to which Safety is a party or by which Safety is bound."

            (s) Financial Covenants. Section 9.16 of the Loan Agreement is hereby amended by deleting such Section in its entirety and replacing it with the following:

                  "9.16 Financial Covenants.

                        (a) Adjusted Tangible Net Worth. Notwithstanding
                  anything to the contrary contained in the Net Worth Adjustment Letter, dated October 11, 2000, by and among Borrowers, Guarantors and Lender, Safety and its Subsidiaries shall at all times maintain Adjusted Tangible Net Worth of not less than US$43,200,000.

                        (b) EBITDA. Safety and its Subsidiaries shall not, for
                  any period set forth below (each, a "Section 9.16(b) Test Period"), permit their EBITDA, on a consolidated basis, to be less than the amount set forth below opposite such Section 9.16(b) Test Period, provided, that, if the outstanding principal amount of the New Term Loan B is zero on the last day of any 9.16(b) Test Period, then Safety and its Subsidiaries shall not be required to comply with the terms of this Section 9.16(b) for such Section 9.16(b) Test Period:

                         Period                            Minimum EBITDA
                         ------                            --------------
                    09/28/03 - 12/27/03                      $4,200,000

                    09/28/03 - 3/27/04                       $9,700,000

                    09/28/03 - 6/26/04                       $15,400,000

                    09/28/03 - 9/25/04                       $18,100,000

                    12/28/03 - 12/25/04                      $18,100,000

                    03/28/04 - 3/26/05                       $18,100,000

                    06/27/04 - 06/25/05 and each             $19,300,000
                    twelve month period ending on
                    the last day of each fiscal quarter
                    thereafter

                        (c) Fixed Charge Coverage Ratio. The Fixed Charge
                  Coverage Ratio, for each twelve-month period ending on the last day of any fiscal quarter, commencing with the quarter ending on December 27, 2003 (each, a "Section 9.16(c) Test Period"), shall not be less than 1:00 to 1:00; provided, that, if the outstanding principal amount of the New Term Loan B is zero on the last day of any Section 9.16(c) Test Period, then Safety and its Subsidiaries shall not be required to comply with the terms of this Section 9.16(c) for such Section 9.16(c) Test Period.

                        (d) Leverage Ratio. The Leverage Ratio, for each
                  twelve-month period ending on the last day of each fiscal quarter, commencing with the quarter ending on December 27, 2003 (each, a "Section 9.16(d) Test Period"), shall not be greater than 2.45:l.00; provided, that, if the outstanding principal amount of the New Term Loan B is zero on the last day of any 9.16(d) Test Period, then Safety and its Subsidiaries shall not be required to comply with the terms of this Section 9.16(d) for such Section 9.16(d) Test Period.

                        (e) Capital Expenditures. Safety and its Subsidiaries
                  shall not, directly or indirectly, make (whether through Capital Leases, purchases or otherwise) Capital Expenditures in an aggregate amount in excess of the US Dollar Equivalent of US$15,000,000 in any fiscal year, beginning with the fiscal year ending March 27, 2004; provided, that, (i) Safety and its Subsidiaries shall not, directly or indirectly, make (whether through Capital Leases, purchases or otherwise) Capital Expenditures in an aggregate amount in excess of the US Dollar Equivalent of US$20,000,000 in any two (2) consecutive fiscal years, and (ii) if the outstanding principal amount of the New Term Loan B is zero on the last day of any fiscal year, then Safety and its Subsidiaries shall not be required to comply with the terms of this Section 9.16(e) for such fiscal year.

                        (f) Notwithstanding anything to the contrary above, if
                  an Event of Default occurs as a result of the failure to comply with Sections 9.16(b) through (d) hereof for any
                  Section 9.16(b) Test Period, Section 9.16(c) Test Period or
                  Section 9.16(d) Test Period (each, a "Section 9.16 Test Period") and Borrowers and Guarantors repay the entire outstanding principal amount New Term Loan B and any other Obligations arising in connection therewith in cash or other immediately available funds within fifteen (15) Business Days of the last day of such Section 9.16 Test Period, and no other Event of Default or act, condition or event which with notice or passage of time or both would constitute an Event of Default shall exist or have occurred and be continuing (after giving effect to such repayment of New Term Loan B or otherwise) as of such repayment date, then Lender shall promptly provide Borrowers and Guarantors with a written waiver of the Events of Default arising as a result of the failure of Safety and its Subsidiaries to comply with the financial covenants set forth in Sections 9.16(b) through (d) hereof for such Section 9.16 Test Period."

            (t) Designated Subsidiaries. Section 9 of the Loan Agreement is hereby amended by adding the following new Section 9.25 at the end thereof:

                  "9.25 Designated Subsidiaries. Borrowers and Guarantors shall not permit any Designated Subsidiary to operate any business or own any material assets other than the shares of capital stock in its subsidiaries.

            (u) Remedies.

                  (i) Section 10.2(b)(i) of the Loan Agreement is amended and restated as follows:

                  "(i) accelerate the payment of Obligations (other than the Obligations set forth in Section 1.86(b) hereof, which shall become due and payable in accordance with the applicable Hedge Agreement) and demand immediate payment thereof to Lender (provided, that, upon the occurrence of any Event of Default described in Section 10.1(g) and 10.1(h), all Obligations (other than the Obligations set forth in Section 1.86(b) hereof which shall become due and payable in accordance with the applicable Hedge Agreement) shall automatically become immediately due and payable,"

                  (ii) Section 10.2(b) of the Loan Agreement is hereby amended to add a new subsection (viii) at the end of the first sentence before the period:

                  "and/or (viii) send to any counterparty under a Hedge Agreement a notice that such counterparty should only follow the instructions of Lender with respect to such Hedge Agreement."

            (v) Amendments and Waivers. Section 11.3 of the Loan Agreement is hereby amended to add the following provision at the end of the first sentence of such Section:

                  "provided, that, any amendment to the priority of the application of payments set forth in Section 6.4 hereof which would have the effect of further subordinating the obligations and liabilities of any Borrower or Guarantor to any Affiliate of Lender which constitute Obligations must be consented to by such Affiliate of Lender."

            (w) Term. Section 12.l(a) of the Loan Agreement is hereby amended by
(a) deleting "ending on October 9, 2003" and replacing it with "ending on October 8, 2006" and (b) adding the following immediately before the period at the end of the third sentence of such Section: "and for any Obligations arising under or pursuant to any Hedge Agreement between any Borrower or

Guarantor and any Affiliate of Lender in such amounts as the other party to such Hedge Agreement may require (unless such Obligations arising under or pursuant to any Hedge Agreement are paid in full in cash and terminated in a manner satisfactory to such other party).".

            (x) Early Termination Fee. (i) Section 12.l(c) of the Loan Agreement is hereby amended by deleting the chart contained therein and replacing it with the following:

                    "Amount                                                Period
                    -------                                                ------
                    (i)   One and one-half (1 1/2%)        From the date of the initial Loan
                          percent of                       hereunder to and excluding October 8, 2004
                          the Maximum Credit

                    (ii)  three-quarters of one (3/4)      From October 8, 2004 to and excluding
                          (1%) percent of the Maximum      October 8, 2005
                          Credit

                    (iii) one-half of one (1/2%) percent   From October 8, 2005 to June 29, 2006
                          of the Maximum Credit            or if the term of this Agreement is
                                                           extended, at any time prior to the one
                                                           hundredth day before the end of the then
                                                           current term"

            (ii) Section 12.1 of the Loan Agreement is hereby amended by adding at the end thereof a new clause (d) as follows:

                  "(d) Notwithstanding anything to contrary contained in Section
            12.l(c) above, in the event of the termination of this Agreement by Borrowers and the full and final repayment of all of the Obligations and the receipt by Lender of cash collateral all as provided in
            Section 12.l(a) above, if such repayment is either (i) made with the proceeds of initial loans and advances to Borrowers pursuant to a revolving credit facility provided by Wachovia Bank, National Association or its Affiliates (or for which Wachovia Bank, National Association or one of its Affiliates is acting as agent) to Borrowers to replace the financing arrangements provided for herein or (ii) made in connection with a transfer or an acquisition described in clause (a) or (c) of the definition of Change of Control set forth in Section 1.21 of this Agreement and Lender has failed to consent to such transfer or acquisition within thirty (30) days after Lender has received a written request from Safety for such consent (together with such information with respect thereto as Lender shall reasonably request), then Borrowers shall not be required to pay the early termination fee provided for in Section 12.l(c) above."

            (y) Exhibits to Loan Agreement. The Loan Agreement is hereby amended by adding at the end thereof a new Exhibit D to the Loan Agreement in the form of Exhibit B attached hereto.

            (z) Schedules to Loan Agreement. The Loan Agreement is hereby amended by deleting Schedules 6.6, 8.4, 8.7(b), 8.7(c), 8.8, 8.10 and 8.11 and replacing each with the information set forth in Exhibit C attached hereto.

            (aa) Information Certificates. The Information Certificates of each Borrower and Guarantor, which are annexed to the Loan Agreement as Exhibit A, are hereby amended as provided in Exhibit D attached hereto.

            (ab) Wachovia. All references to the phrase "First Union National Bank or one if its affiliates" or the phrase "First Union National Bank or any of its affiliates" in the Loan Agreement shall be amended by replacing each such reference with "Wachovia Bank, National Association or its successors or assigns or any of their respective Affiliates".

      2. Consent.

            (a) Subject to the terms and conditions contained herein, notwithstanding anything to the contrary set forth in Section 9.10 of the Loan Agreement, Lender hereby consents to (i) the formation by UK Borrower of a wholly owned subsidiary, Automotive Safety Components International RO S.R.L., a company organized under the laws of Romania (the "New Romanian Subsidiary") and
(ii) the investments made by Borrowers and Guarantors in the New Romanian Subsidiary to the extent set forth in Exhibit E attached hereto.

            (b) Subject to the terms and conditions contained herein, notwithstanding anything to the contrary sent forth in Section 9.9 of the Loan Agreement, Lender hereby consents to the repayment by German Borrower of the entire amount of the secured Indebtedness owing to Deutsche Bank, in the aggregate amount not to exceed $1,800,000, which Indebtedness is secured by the Hildesheim Property, provided, that, (i) such repayment shall have been made on or prior to February 15, 2004, (ii) Lender shall have received all agreements, documents and instruments related directly or indirectly to such repayment and any other information requested by Lender, each in form and substance satisfactory to Lender, (iii) Lender shall have received evidence, in form and substance satisfactory to Lender, that Deutsche Bank is releasing any lien or security interest in or upon the assets or properties of any Borrower or Guarantor and any claims against such persons in exchange for such repayment,
(iii) on the date of any such repayment and after giving effect thereto, the aggregate Excess Availability of Borrowers shall be not less than the US Dollar Equivalent of US$7,000,000, (iv) on the date of the repayment and after giving effect thereto, no Event of Default or act, condition or event shall exist or have occurred which with notice or passage of time or both shall constitute an Event of Default, and (v) nothing herein shall be deemed to be a consent by Lender to any lien, security interest, encumbrances on, or any sale, assignment, lease, transfer, abandonment or other disposition of, the Hildesheim Property (other than the existing lien in favor of Deutsche Bank), or any new Indebtedness of German Borrower secured by the Hildesheim Property or any refinancing of the existing Indebtedness owed to Deutsche Bank as of the date hereof.

      3. Representations. Warranties and Covenants. Each Borrower and Guarantor, jointly and severally, represents, warrants and covenants with and to Lender as follows, which representations, warranties and covenants are continuing and shall survive the execution and delivery hereof, the truth and accuracy of, or compliance with each, together with the representations, warranties and covenants in the other Financing Agreements, being a continuing condition of the making or providing of any Loans or Letter of Credit Accommodations by Lender to Borrowers:

            (a) neither the execution and delivery of this Amendment, or the documents, agreements or instruments executed or delivered in connection therewith or related thereto, nor the consummation of the transactions herein or therein contemplated, nor compliance with the provisions hereof or thereof are in contravention of any law or regulation or any order or decree of any court or Governmental Authority applicable to Borrowers or Guarantors or any of their respective Subsidiaries in any respect, or conflict with or result in the breach of, or constitutes a default in any respect under any mortgage, deed of trust, security agreement, agreement or instrument to which any Borrower or Guarantor is a party or may be bound, or violates any provision of the Certificate of Incorporation or By-Laws (or similar organizational documents) of any Borrower or Guarantor;

            (b) this Amendment and each other document, agreement or instrument executed and/or delivered by any Borrower and Guarantor in connection herewith (collectively, together with this Amendment, the "Amendment Documents") have been duly authorized, executed and delivered by all necessary action on the part of each Borrower and Guarantor which is a party hereto and thereto and, if necessary, their respective equity holders, and the agreements and obligations of each Borrower and Guarantor contained herein and therein constitute legal, valid and binding obligations of each Borrower and Guarantor enforceable against such entities in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium or similar laws limiting creditors' rights generally and by general equitable principles;

            (c) no consent, approval or other action of, or filing with or notice to any Governmental Authority is required in connection with the execution, delivery and performance of any of the Amendment Documents by any Borrower or Guarantor;

            (d) none of the transactions contemplated by this Amendment No. 3 or the other Amendment Documents is in contravention of any applicable law, or the terms of any material agreement to which any Borrower or Guarantor is a party or by which any property of any Borrower or Guarantor is bound;

            (e) except as set forth in the amendments to the Information Certificate as provided on Exhibit D hereto, all of the representations and warranties set forth in the Loan Agreement and the other Financing Agreements, each as amended hereby, are true and correct in all material respects on and as of the date hereof as if made on the date hereof, except to the extent any such representation or warranty is made as of a specified date, in which case such representation or warranty shall have been true and correct as of such date; and

            (f) no Event of Default or act, condition or event which with notice or passage or time or both would constitute an Event of Default, exists or has occurred and is continuing.

      4. Conditions Precedent. The amendments set forth herein shall be effective upon the satisfaction of each of the following conditions precedent in a manner satisfactory to Lender:

            (a) Lender shall have received an original of this Amendment, duly authorized, executed and delivered by Borrowers and Guarantors;

            (b) all requisite corporate action and proceedings in connection with this Amendment and the other Amendment Documents shall be in form and substance satisfactory to Lender, and Lender shall have received all information and copies of all documents, including records of requisite corporate action and proceedings which Lender may have requested in connection therewith, such documents where requested by Lender or its counsel to be certified by appropriate corporate officers or governmental authorities;

            (c) no Event of Default or act, condition or event which with notice or passage of time or both would constitute an Event of Default shall exist or have occurred and be continuing;

            (d) Lender shall have received, in form and substance satisfactory to Lender, (i) the Restated German Borrower Term Note, duly authorized, executed and delivered by German Borrower, (ii) the Restated SCFT Term Note, duly authorized, executed and delivered by SCFT, (iii) the Restated UK Borrower Term Note, duly authorized, executed and delivered by UK Borrower and (iv) the New Term Loan B Promissory Note, duly authorized, executed and delivered by US Borrowers;

            (e) Lender shall have received an amended and restated fee letter, in form and substance satisfactory to Lender (the "Amended Fee Letter"), duly authorized, executed and delivered by Borrowers;

            (f) Lender shall have received, in form and substance satisfactory to Lender, from each Borrower and Guarantor that are US Entities, a Secretary's Certificate with respect to the resolutions of the Managing Members or Board of Directors (as applicable) evidencing the adoption and subsistence of resolutions approving the execution, delivery and performance by such Borrower or Guarantor of this Amendment and the other Amendment Documents;

            (g) Lender shall have received a true and correct copy of any consent, waiver or approval to or of this Amendment, which any Borrower or Guarantor is required to obtain from any other Person, and such consent, approval or waiver shall be in form and substance satisfactory to Lender;

            (h) Lender shall have received, in form and substance satisfactory to Lender, such opinions of counsel to Borrowers and Guarantors that are US Entities with respect to the matters contemplated by this Amendment and the other Amendment Documents, addressed to Lender, as Lender shall require;

            (i) the aggregate Excess Availability of Borrowers as determined by Lender, as of the effective date of this Amendment, shall be not less than US Dollar Equivalent of US$10,000,000 after giving effect to the transactions contemplated hereunder;

            (j) Lender shall have received, in form and substance satisfactory to Lender, Modification No. 1 to Open-End Mortgage and Security Agreement, duly authorized, executed and delivered by SCFT;

            (k) Lender shall have received, in form and substance satisfactory to Lender, updated endorsements to the existing title insurance policy or new title insurance policy issued by Chicago Title Insurance Corporation acceptable to Lender (i) insuring the priority and amount of the Mortgage made by SCFT, as amended, and (ii) containing any legally available endorsements, assurance or affirmative coverage requested by Lender for protection of its interests;

            (1) Lender shall have received a termination agreement, in form and substance satisfactory to Lender, duly authorized, executed and delivered by Existing Agent, Existing Lenders and the other parties to the Existing Credit Agreement;

            (m) Lender shall have received the fees due and payable on the effective date of this Amendment as provided in the Amended Fee Letter;

            (n) Lender shall have received a Swap Acknowledgment Agreement, in form and substance satisfactory to Lender, duly authorized, executed and delivered by Borrowers, Guarantors and Wachovia Bank, National Association;

            (o) Lender shall have received the Amendment No. 1 to Security Agreement, in form and substance satisfactory to Lender, duly authorized, executed and delivered by Safety and KeyCorp Leasing, a Division of Key Corporate Capital Inc.;

            (p) Lender shall have received, in form and substance satisfactory to Lender, a director's certificate executed by a director of UK Borrower (i) certifying that all corporate action has been taken to enable the UK Borrower to enter into, execute and perform its obligations under this Amendment and the other Amendment Documents to which it is a party and to authorize the transactions contemplated herein and therein, (ii) setting out the specimen signatures of those persons authorized to execute this Amendment and the other Amendment Documents on behalf of UK Borrower, and (iii) certifying that the performance by UK Borrower of its rights and obligations under the Loan Agreement (as amended by this Amendment) would not cause any borrowing limit binding on it to be exceeded;

            (q) Lender shall have received, in form and substance satisfactory to Lender, (i) certified copies of the Articles of Association of each of German Borrower and the general partner of German Borrower, (ii) certified excerpts from the Commercial Register of each of German Borrower and the general partner of German Borrower, (iii) a power of attorney executed by a person who is registered as an authorized representative of German Borrower in the Commercial Register of German Borrower, (iv) an amendment and restatement to the Pledge of Bank Account, dated October 11, 2000, between German Borrower and Lender and
(v) a confirmation letter with respect to the Payment Guaranty, dated October 11, 2000, by German Borrower in favor of Lender; and

            (r) Lender shall have received a letter agreement instructing Lender to make certain payments directly to Existing Agent, in form and substance satisfactory to Lender, duly authorized, executed and delivered by Borrowers.

      5. Acknowledgment.

            (a) Each of the US Entities hereby acknowledges, confirms and agrees that each of the US Entities is jointly and severally indebted to Lender, as of the opening of business on October 2, 2003, for Loans to Borrowers under the Loan Agreement in the aggregate principal amount of the US Dollar Equivalent of US$10,635,002.74, together with all interest accrued and accruing thereon, and for Letter of Credit Accommodations under the Loan Agreement in the aggregate amount of the US Dollar Equivalent of US$496,552.00, and all costs, expenses and other charges now or hereafter owed by Borrowers to Lender in accordance with the Loan Agreement, in each case without offset, defense or counterclaim of any kind, nature or description whatsoever and all of which are, subject to the terms of the Loan Agreement and the other Financing Agreements, unconditionally owing by the US Entities to Lender.

            (b) Each of the Foreign Entities hereby acknowledges, confirms and agrees that each of the Foreign Entities is severally (and not jointly) indebted to Lender, as of the opening of business on October 2, 2003, for Loans to UK Borrower and German Borrower under the Loan Agreement in the aggregate principal amount of the US Dollar Equivalent of US$3,099,995.93, together with all interest accrued and accruing thereon, and for Letter of Credit Accommodations under the Loan Agreement in the aggregate amount of the US Dollar equivalent of US$496,552.00, and all costs, expenses and other charges now or hereafter owed by UK Borrower and German Borrower to Lender in accordance with the Loan Agreement, in each case without offset, defense or counterclaim of any kind, nature or description whatsoever and all of which are, subject to the terms of the Loan Agreement and the other Financing Agreements, unconditionally owing by the Foreign Entities to Lender.

            (c) To the extent set forth in Sections 5(a) and (b) hereof, each Borrower and Guarantor hereby acknowledges, confirms and agrees that its liability for the Obligations of the Borrowers and Guarantors to Lender as set forth in the Loan Agreement and the other Financing Agreements is in full force and effect as of the date hereof, and its respective obligations thereunder are, subject to the terms of this Amendment, the Loan Agreement and the Financing Agreements, unconditionally owing to Lender, without offset, defense or counterclaim of any kind, nature or description whatsoever.

            (d) Each Borrower and Guarantor hereby acknowledges, confirms and agrees that:

                  (i) on the date hereof and after the consummation of the transactions contemplated by this Amendment, the liability of Borrowers and Guarantors to Lender to the extent set forth in Sections 5(a) and (b) hereof shall continue to be and shall be in full force and effect;

                  (ii) on the date hereof and after the consummation of the transactions contemplated by this Amendment, the security interests in and liens upon the assets and properties of each Borrower and Guarantor in favor of Lender shall continue to be valid and perfected first priority liens and security interests except as permitted in the Loan Agreement; and

                  (iii) without limiting the generality of the foregoing, the transactions contemplated by this Amendment shall in no way limit, impair or adversely affect the Obligations howsoever arising, or any security interest or liens securing the same.

      6. Additional Items To Be Delivered. Each Borrower and Guarantor hereby agrees that, in addition to all other terms, conditions and provisions set forth in the other Financing Agreements, Borrowers and Guarantors shall deliver or cause to be delivered to Lender, the following, each in form and substance satisfactory to Lender, as soon as possible, but in any event, by no later than the dates listed below:

            (a) by October 15, 2003, copies of all of the Material Contracts listed on Exhibit F hereto; provided, that, it is understood and agreed that in addition to, and not in limitation of any other rights and remedies Lender has under the Financing Agreements, Lender may, at its option, establish such additional criteria for eligibility, advance rates and other terms and conditions in the Financing Agreement as may be appropriate in the good faith determination of Lender upon its review of such Material Contracts;

            (b) by October 31, 2003, an amendment to the Patent Collateral Assignment and Security Agreement, dated October 11, 2000, by and between SCFT and Lender, in form and substance satisfactory to Lender, and an amendment to the Trademark Patent Collateral Assignment and Security Agreement, dated October 11, 2000, by and between SCFT and Lender, each as duly authorized, executed and delivered by SCFT, with respect to patents and trademarks issued or created after October 11, 2000 and to be identified in an amendment to the Information Certificate for SCFT delivered herewith, which amendment shall be delivered to Lender by no later than October 17, 2003;

            (c) by November 30, 2003, evidence that the judgment entered on October 19, 2000 in favor of J&R Coating Specialists, Inc. in the United States District Court for the Western District of Texas in connection with Civil Acton No. W-99-CV-078 in the amount of $233,288.34 has been paid and satisfied in full or otherwise discharged and such plaintiff has released Safety and its Subsidiaries, provided, that if Borrowers and Guarantors fail to deliver such evidence to Lender by such date, such failure shall not constitute an Event of Default, provided, however, Lender may, at its option, establish a Reserve in the amount equal to $233,289 in respect of such failure which Reserve shall be released upon delivery of such evidence to Lender;

            (d) by December 31, 2003, evidence that the attachment registered by the Low Cost Housing Fund (Instituto del Fondo Nacional de la Vivienda Para Los Trabajadores -

INFONAVIT) in the Public Registry of Property and Commerce of Ensenada, Baja California, Mexico against Automotive Safety Mexico has been released or otherwise discharged or is no longer effective as to any assets of Safety or any of its Subsidiaries; and

            (e) by November 30, 2003, evidence that the pledge by Valentec of certain assets in favor of General Electric Capital Corporation registered in the Public Registry of Property and Commerce of Ensenada, Baja California, Mexico has been released or otherwise discharged or is no longer effective as to any assets of Safety or any of its Subsidiaries; provided, that, if Borrowers and Guarantors fail to deliver such evidence to Lender by such date, such failure shall not constitute an Event of Default, provided, however, Lender may, at its option, establish a Reserve in the amount equal to $100,000 in respect of such failure which Reserve shall be released upon delivery of such evidence to Lender.

      7. General.

            (a) Effect of this Amendment. Except as expressly provided herein, no other changes or modifications to the Financing Agreements are intended or implied, and in all other respects the Financing Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of the date hereof. To the extent any conflict exists between the terms of this Amendment and the Financing Agreements, the terms of this Amendment shall control.

            (b) Additional Events of Default. Except as expressly provided for in Section 6(c) and Section 6(e) hereof, the parties hereto acknowledge, confirm and agree that the failure of Borrowers or Guarantors to comply with the covenants, conditions and agreements contained herein shall constitute an Event of Default under the Financing Agreements subject to the cure period set forth in Section l0.1(a)(ii) of the Loan Agreement.

            (c) Further Assurances. The parties hereto shall execute and deliver such additional documents and take such additional actions as may be necessary to effectuate the provisions and purposes of this Amendment.

            (d) Governing Law. The rights and obligations hereunder of each of the parties hereto shall be governed by and interpreted and determined in accordance with the internal laws of the State of New York (without giving effect to principles of conflicts of laws or other rules of law that would result in the application of the law of any jurisdiction other than the State of New York).

            (e) Binding Effect. This Amendment is binding upon and shall inure to the benefit of Lender, Borrowers, Guarantors and their respective successors and assigns. Any amendment or consent contained herein shall not be construed to constitute an amendment or consent to any other or further action by Borrowers or Guarantors or to entitle Borrowers or Guarantors to any other amendment or consent. The Loan Agreement and this Amendment shall be read and construed as one agreement.

            (f) Counterparts, etc. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original but all of which when taken together shall constitute one and the same instrument. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart hereof signed by each of the parties hereto. This Amendment may be executed and delivered by telecopier with the same force and effect as if it were a manually executed and delivered counterpart.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the date first written above.

                                     SAFETY COMPONENTS FABRIC
                                     TECHNOLOGIES, INC.

                                     By:    /s/ R. Vick Crowley
                                        ----------------------------------------
                                     Title: Treasurer
                                           -------------------------------------


                                     AUTOMOTIVE SAFETY COMPONENTS
                                     INTERNATIONAL, INC.

                                     By:    /s/ R. Vick Crowley
                                        ----------------------------------------
                                     Title: Treasurer
                                           -------------------------------------


                                     AUTOMOTIVE SAFETY COMPONENTS
                                     INTERNATIONAL GmbH & CO. KG

                                     By:    /s/ R. Vick Crowley
                                        ----------------------------------------
                                     Title: Authorized Person
                                           -------------------------------------


                                     AUTOMOTIVE SAFETY COMPONENTS
                                     INTERNATIONAL LIMITED

                                     By:    /s/ R. Vick Crowley
                                        ----------------------------------------
                                     Title: Authorized Person
                                           -------------------------------------


                                     VALENTEC WELLS, LLC (formerly known
                                     as Valentic International Corporation, LLC)

                                     By:    /s/ R. Vick Crowley
                                        ----------------------------------------
                                     Title: Treasurer
                                           -------------------------------------

                   [SIGNATURES CONTINUED FROM PREVIOUS PAGE]

                                     SAFETY COMPONENTS INTERNATIONAL, INC.

                                     By:    /s/ R. Vick Crowley
                                        ----------------------------------------
                                     Title: Treasurer
                                           -------------------------------------


                                     ASCI HOLDINGS GERMANY (DE), INC.

                                     By:    /s/ R. Vick Crowley
                                        ----------------------------------------
                                     Title: Treasurer
                                           -------------------------------------


                                     ASCI HOLDINGS U.K. (DE), INC.

                                     By:    /s/ R. Vick Crowley
                                        ----------------------------------------
                                     Title: Treasurer
                                           -------------------------------------


                                     ASCI HOLDINGS MEXICO (DE), INC.

                                     By:    /s/ R. Vick Crowley
                                        ----------------------------------------
                                     Title: Treasurer
                                           -------------------------------------


                                     ASCI HOLDINGS CZECH (DE), INC.

                                     By:    /s/ R. Vick Crowley
                                        ----------------------------------------
                                     Title: Treasurer
                                           -------------------------------------

                       [SIGNATURES CONTINUED ON NEXT PAGE]

                   [SIGNATURES CONTINUED FROM PREVIOUS PAGE]

                                     AUTOMOTIVE SAFETY COMPONENTS
                                     INTERNATIONAL, S.A. de C.V.

                                     By:    /s/ R. Vick Crowley
                                        ----------------------------------------
                                     Title: Treasurer


                                     AUTOMOTIVE SAFETY COMPONENTS
                                     INTERNATIONAL S.R.O.

                                     By:   /s/ R. Vick Crowley
                                        ----------------------------------------
                                     Title: Authorized Person

                       [SIGNATURES CONTINUED ON NEXT PAGE]

                   [SIGNATURES CONTINUED FROM PREVIOUS PAGE]

AGREED:
CONGRESS FINANCIAL CORPORATION
(SOUTHERN)


By: Virginia L. Kiseljack
   -------------------------------
Title: First Vice President
      ----------------------------